UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2003

                        Investors Capital Holdings, Ltd.

             (Exact name of registrant as specified in its charter)


        Massachsuetts                1-16349                04-3284631
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           file Number)         Identification No.)


                  230 Broadway, Lynnfield, Massachusetts 01940
                    (Address of Principal executive offices)


       Registrant's telephone number, including area code: (781) 593-8565

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Item 4. Changes in Registrant's Certifying Accountant.

Per Regulation S-K, Item 304(a)(1) the following is submitted:

    (i) Effective August 28, 2003, the accounting firm of Shatswell, MacLeod & Company, P.C. of West Peabody, Massachusetts resigned as the Company's auditor.

     (ii) the accountant's report on the financial statements for the past two years ending March 31, 2003 and 2002 contained no adverse opinions or disclaimers of opinions, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

    (iii) the change of accountants was approved by the Audit Committee and the Board of Directors.

     (iv) during the registrant's two most recent fiscal years ending March 31, 2003 and 2002 and the subsequent interim period through June 30, 2003, there were no disagreements or "reportable events" with the former accountant.

Item 7. Financial Statements and Exhibits

    (c)  Exhibits

     (16) Letter on change by certifying accountant - a letter from the former accountant, Shatswell, MacLeod & Company, P.C. attached hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Investors Capital Holdings, Ltd.
                              --------------------------------
                                  (Registrant)

Date: September 12, 2003           /s/ Timothy B. Murphy
                                   ---------------------
                                         (Signature)

                                       Timothy B. Murphy
                                    Chief Financial Officer